Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer First Quarter 2024

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; any remaining uncertainties with the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; ESG practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses and geopolitical tensions and conflicts between nations. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2023, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 • $9.5 billion in assets • $7.6 billion in deposits • $7.7 billion in loans • $1.2 billion market cap • Stock symbol: STBA Corporate Profile

Geographic Footprint 4 Serving more than 225,000 customers in Pennsylvania and Ohio Footprint comprises 9.6 million people and 215,000 businesses 1,200 team members providing award- winning customer satisfaction at 72 locations Akron Columbus Philadelphia Harrisburg Pittsburgh Indiana

Awards 5 Top Workplaces USA 2023 S&T was recognized as a top workplace in the United States, issued by Energage. We were chosen based solely on employee feedback. Forbes Best-In-State Banks S&T was named on the Forbes list of Best-In-State Banks 2023 for the second consecutive year. Consumers assessed banks regarding overall satisfaction, trust, terms and conditions, branch services, digital services, customer service and financial advice. Top Workplace for Work-Life Flexibility S&T was awarded the 2023 Top Workplaces Culture Excellence award for Work-Life Flexibility, issued by Energage. Forbes America’s Best Mid-Size Employers S&T was honored as one of America’s Best Mid-Size Employers by Forbes and Statista in 2023 and 2024. Forbes America’s Best Banks S&T was named on the Forbes list of America’s Best Banks in 2024. This annual ranking is based on metrics measuring growth, credit quality and profitability, as well as stock performance.

6 Strategic Path Forward “Our Shared Future” VALUES PURPOSE DRIVERS

7 Delivering long-term, sustainable financial performance (measured by top quartile Price/TBV and Total Shareholder Return) Unwavering focus on key Drivers of business performance and profitable growth ASSET QUALITY DEPOSIT FRANCHISE Loans/Deposit Ratio, Cost of Deposits ◦ Treasury Management distribution and product capabilities ◦ Customer relationship management and sales effectiveness ◦ Product optimization ◦ Digital experience evolution NCO/Loans, NPA/Loans & OREO ◦ Portfolio segmentation and concentration strategy ◦ Credit risk management practices ◦ Process & technology enhancements ◦ Specialized regional credit officer model CORE PROFITABILITY TALENT & ENGAGEMENT ◦ “Our Shared Future” culture and mindset ◦ Talent acquisition and retention ◦ Diversity, Equity & Inclusion ◦ Workday Human Resources management system Loyalty, Retention PPNR/Avg Assets, NIM ◦ NIM management ◦ Balance efficiency and infrastructure investments ◦ Centralized Data & Analytics to bolster strategic decision-making ◦ Small Business distribution expansion

Positioned for Growth 8 We have been making meaningful and scalable investments in technology and people to prepare for future growth. ◦ Enhanced governance structure ◦ Integrated, Enterprise Risk Management Program ◦ Strengthened Credit Administration practices ◦ Advanced Consumer Compliance Infrastructure ◦ Augmented legacy S&T leadership with team members having larger bank experience ▪ Senior Leadership Team - 7 of 16 have prior experience at $25 billion + banks ▪ Risk Management Team - 6 of 12 in leadership roles have prior experience at $25 billion + banks ◦ Strong capital levels to support both organic and inorganic growth ◦ Durbin Amendment impact approximately $7 million (2% of total revenue) ◦ Solid financial performance REGULATORY COMPLIANCETALENT FINANCIAL STRENGTH

9 First Quarter Overview RETURN METRICS EARNINGS Net Income $31.2 million *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.81 ROA 1.32% ROE 9.74% ROTE* 13.85% PPNR* 1.76% HIGHLIGHTS • Solid earnings and return metrics • NIM remains strong at 3.84% • Third consecutive quarter of customer deposit growth • Healthy ACL level with manageable NPAs • Forbes 2024 America’s Best Banks • Forbes 2024 list of America's Best Midsize Employers ACL 1.37% NCO 0.35% ASSET QUALITY NPA 0.44% NIM* 3.84% BALANCE SHEET Loan growth $2.7 million 0.14% (annualized) Deposit growth $78.6 million 4.21% (annualized) Efficiency Ratio* 56.21%

PPNR / AVERAGE ASSETS * 2020 2021 2022 2023 1Q24 0.0% 0.6% 1.2% 1.8% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2020 2021 2022 2023 1Q24 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE EQUITY 2020 2021 2022 2023 1Q24 0.0% 5.0% 10.0% 15.0% RETURN ON AVERAGE ASSETS 2020 2021 2022 2023 1Q24 0.0% 0.4% 0.8% 1.2% 1.6% Performance 10 1.18% 0.74%(1*) 0.23% 1.32% 9.30% 5.76%(1*) 1.80% 11.80% 1.67% 1.93% 2.12% 13.85% 2.92% 8.80%(1*) (1)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (2) Median of proxy peer group. Peer data from S&P Global Market Intelligence. . (*)Refer to appendix for reconciliation of non-GAAP financial measures. 1.48% 11.47% 17.02% 1.62% 1.76% 1.32% 9.74% 14.41% 17.15% 13.85% Peer(2*) Peer(2*) Peer(2*) Peer(2*) 1.56%

Balance Sheet • Shift to higher costing deposits is moderating • Wholesale borrowings are down $130 million primarily due to deposit growth • No change in brokered deposits, shift from money market to CDs at similar cost Dollars in millions 11 1Q24 4Q23 Var $207 $234 ($27) 971 970 1 7,656 7,653 3 7,600 7,522 78 374 504 (130) Cash & Int Bear Bal Securities Loans Deposits Borrowings ($150) ($100) ($50) $0 $50 $100 1Q24 vs 4Q23: 1Q24 vs 4Q23 DEPOSIT CHANGES DECREASES/INCREASES Brokered Brokered

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 12 Amount % of Total CRE $3,368 44% Consumer 2,331 30% C&I 1,597 21% Construction 360 5% Total $7,656 100%

CRE Maturities Dollars in millions 13 CRE MATURITIES BY SIZE: CRE MATURITIES BY INDUSTRY: Size Total # Loans Avg Size 10mm+ $88.2 6 $14.7 5mm-10mm 243.5 34 7.2 1mm-5mm 193.7 87 2.2 Under 1mm 54.8 225 0.2 Total $580.3 352 $1.6 in next 24 months CRE MATURITIES BY QUARTER: Only 17% of our CRE loans mature in the next 24 months 16%

Office CRE Dollars in millions 14 CBD 15% $72 OFFICE LOANS BY SIZE: Size Total # Loans Avg Size Avg LTV 10mm+ $47.3 4 $11.8 53% 5mm-10mm 172.1 25 6.9 54% 1mm-5mm 176.1 79 2.2 59 % Under 1mm 86.5 338 0.3 48 % Total $482.0 446 $1.1 55 % OFFICE LOAN MATURITIES BY YEAR: Avg LTV: 52% 56% 50% 55% 49% OFFICE CRE BY MSA: Pittsburgh 37% Philadelphia 18% Columbus 7% Buffalo 6% Harrisburg 5% Other 27% • Office represents 6% of total loans • Granular portfolio with average loan size of $1.1 million • 95% of our office portfolio is in-market (PA and contiguous states) • 90% non-central business district (CBD) • Criticized of $12.3 million and classified of $2.1 million; only $0.5 million of NPLs

Multifamily - CRE Dollars in millions 15 MULTIFAMILY LOANS BY SIZE: Size Total # Loans Avg Size Avg LTV 10mm+ $124.6 9 $13.8 64% 5mm-10mm 153.8 21 7.3 52% 1mm-5mm 163.8 80 2.0 53 % Under 1mm 138.6 485 0.3 58 % Total $580.8 595 $1.0 56 % MULTIFAMILY LOAN MATURITIES BY YEAR: Avg LTV: 42% 49% 49% 50% 57% Pittsburgh 39% Philadelphia 16% Columbus 8% Lancaster 6% Akron 4% Other 27% MULTIFAMILY CRE BY MSA: • Multifamily represents 8% of total loans • Granular portfolio with average loan size of $1.0 million • 95% of our multifamily portfolio is in- market (PA and contiguous states) • Criticized loans of $0 and classified of $6.9 million; no NPLs Additional exposure of $214.6 million of construction commitments

Asset Quality ACL Trend: Dollars in millions 16 ASSET QUALITY TRENDS • ACL down 4 basis points to 1.37% compared to 1.41% at December 31, 2023 • Net charge-offs of $6.6 million, or 0.35% of average loans (annualized) • Increase in NPAs related to a strategic exit of an operating company that resulted in a $3.2 million charge-off

Deposit Mix We have a strong, well-diversified deposit base of 230,000 customers: Dollars in millions 17 Amount % of Total DDA $2,189 29% MM 1,882 25% CDs 1,744 23% Savings 936 12% Int Bear DDA 849 11% Total $7,600 100% Amount % of Total Average Account Size (in $000) Average Age (in years) Personal $4,429 58% $17 12 Business 2,795 37% 69 10 Brokered 376 5% — — Total $7,600 100% $26 12 Brokered 1%

FUNDING SOURCES Funding Capacity • Strong liquidity position with well-diversified deposit base • Significant funding availability through FHLB and Federal Reserve • Insured and collateralized deposits comprise 74% of total deposits • Funding availability meets liquidity needs in both normal and stress environments Dollars in millions 18 Capacity Used Available FHLB $3,324 $256 $3,068 Federal Reserve Window 775 — 775 Federal Reserve BTFP 200 200 — Total Funding Sources $4,299 $456 $3,843 $3,843 $2,274 Available Funding Uninsured Deposits 169% INSURED/UNINSURED DEPOSITS

• NIM was solid at 3.84% and remains well above pre-rate cycle level • NIM compression is moderating with the smallest decrease since 1Q23 • Cost of funds increases are declining as deposit mix shift moderates and higher cost borrowings are reduced Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 19 CURRENT RATE CYCLE Total Cost of Funds

1Q24 1Q24 vs 4Q23 1Q24 vs 1Q23 Debit and Credit Card $4.2 ($0.3) ($0.1) Service Charges 3.8 (0.3) (0.3) Wealth 3.0 — — Mortgage 0.3 — — Other 1.5 (4.6) — Noninterest Income $12.8 ($5.2) ($0.4) Noninterest Income 20Dollars in millions • Noninterest income levels normalize • Decrease in other related to a $3.3 million gain on OREO and $1.1 million of valuation adjustments in 4Q23 • Customer activity seasonally slower

1Q24 1Q24 vs 4Q23 1Q24 vs 1Q23 Salaries & Benefits $29.5 ($1.4) $1.9 Data Processing 5.0 0.4 0.7 Occupancy 3.9 0.3 — FF&E 3.5 (0.3) 0.6 Other Taxes 1.9 — 0.1 Marketing 1.9 0.5 0.1 Professional Services 1.7 (0.3) (0.1) FDIC 1.0 — — Other 6.1 (0.9) (0.6) Noninterest Expense $54.5 ($1.7) $2.8 Noninterest Expense 21Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures • Salaries and benefits decreased $1.4 million mainly related to medical expense compared to 4Q23

Securities 22 • Securities portfolio is only 10% of total assets • 100% of securities portfolio is classified as available for sale • Average duration of 3.6 years at 1Q24 down from 3.7 years in 4Q21 • AOCI of $87.8 million related to securities portfolio, if realized, would decrease CET1 ratio by 116 basis points from 13.59% to 12.43% SECURITIES MIX $970.7 Dollars in millions

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 23 TCE / TA* • We have strong capital levels and are well positioned for growth • TCE / TA improvement due to strong earnings

Income Statement 1Q24 2023 2022 2021 2020 2020 Dollars in thousands, except for share data Excludes Fraud (1) Net Interest Income $83,477 $349,410 $315,783 $276,112 $279,388 Noninterest Income 12,830 57,620 58,259 64,696 59,746 Total Revenue 96,307 407,030 374,042 340,808 339,134 Noninterest Expense 54,520 210,334 196,746 188,925 184,329 Merger Expenses — — — — 2,342 Provision for Credit Losses 2,627 17,892 8,366 16,215 131,424 72,753 Net Income Before Taxes 39,160 178,804 168,930 135,668 21,039 79,710 Taxes 7,921 34,023 33,410 25,325 (1) 12,320 Net Income $31,239 $144,781 $135,520 $110,343 $21,040 $67,390 Diluted Earnings per Share $0.81 $3.74 $3.46 $2.81 $0.53 $1.72 Financial Data (1)These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures. 24

Financial Data 25 Balance Sheet 1Q24 2023 2022 2021 2020 Dollars in thousands Total Securities $970,728 $970,391 $1,002,778 $910,793 $773,693 Interest-Bearing Deposits 143,927 160,802 138,149 857,192 158,903 Total Net Loans 7,551,232 7,545,528 7,082,645 6,902,936 7,126,776 Other Assets 873,216 874,805 886,995 817,608 908,525 Total Assets $9,539,103 $9,551,526 $9,110,567 $9,488,529 $8,967,897 Total Deposits $7,600,347 $7,521,769 $7,219,970 $7,996,524 $7,420,538 Total Borrowed Funds 373,529 503,635 439,194 161,314 227,927 Other Liabilities 270,153 242,677 266,744 124,237 164,721 Equity 1,295,074 1,283,445 1,184,659 1,206,454 1,154,711 Total Liabilities & Equity $9,539,103 $9,551,526 $9,110,567 $9,488,529 $8,967,897

Net Interest Margin 1Q24 2023 2022 2021 2020 Securities - FTE(1) 2.81% 2.61% 2.25% 2.18% 2.49% Loans - FTE(1) 6.25% 6.04% 4.50% 3.84% 4.09% Total Interest-earning Assets - FTE(1) 5.86% 5.64% 4.06% 3.37% 3.87% Interest-bearing Deposits 2.77% 1.92% 0.40% 0.20% 0.66% Borrowings 5.59% 5.59% 3.01% 1.49% 1.56% Total Costing Liabilities 3.03% 2.34% 0.49% 0.24% 0.72% Net Interest Margin (FTE)(1) 3.84% 4.13% 3.76% 3.22% 3.38% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 261Q24 annualized

Financial Data 27 Loan Portfolio 1Q24 2023 2022 2021 2020 Dollars in thousands Commercial Real Estate $3,367,722 $3,357,603 $3,128,187 $3,236,653 $3,244,974 Commercial and Industrial 1,597,119 1,642,106 1,718,976 1,728,969 1,954,453 Commercial Construction 360,086 363,284 399,371 440,962 474,280 Total Commercial 5,324,927 5,362,993 5,246,534 5,406,584 5,673,707 Residential Mortgage 1,500,499 1,461,097 1,116,528 899,956 918,398 Home Equity 645,780 650,666 652,066 564,219 535,165 Installment and Other Consumer 108,232 114,897 124,896 107,928 80,915 Consumer Construction 76,596 63,688 43,945 21,303 17,675 Total Consumer 2,331,107 2,290,348 1,937,435 1,593,406 1,552,153 Total Portfolio Loans 7,656,034 7,653,341 7,183,969 6,999,990 7,225,860 Loans Held for Sale — 153 16 1,522 18,528 Total Loans $7,656,034 $7,653,494 $7,183,985 $7,001,512 $7,244,388

Asset Quality 1Q24 2023 2022 2021 2020 Dollars in thousands Total Nonaccrual Loans $33,209 $22,946 $19,052 $66,291 $146,774 Nonaccrual Loans/Total Loans 0.43% 0.30% 0.27% 0.95% 2.03% Nonperforming Assets/Total Loans + OREO 0.44% 0.30% 0.31% 1.13% 2.06% YTD Net Charge-offs/Average Loans(1) 0.35% 0.18% 0.04% 0.49% 1.40% Allowance for Credit Losses/Total Portfolio Loans 1.37% 1.41% 1.41% 1.41% 1.63% Allowance for Credit Losses/Nonaccrual Loans 316% 471% 532% 149% 80% Financial Data 28 (1) 1Q24 annualized

Capital 1Q24 2023 2022 2021 2020 Tier 1 Leverage 11.30% 11.21% 11.06% 9.74% 9.43% Common Equity Tier 1 – Risk-Based Capital 13.59% 13.37% 12.81% 12.03% 11.33% Tier 1 – Risk-Based Capital 13.91% 13.69% 13.21% 12.43% 11.74% Total – Risk-Based Capital 15.49% 15.27% 14.73% 13.79% 13.44% Tangible Common Equity/Tangible Assets(1) 10.03% 9.88% 9.24% 9.08% 9.02% Financial Data 29 (1)Refer to appendix for reconciliation of non-GAAP financial measures

1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,295,074 $1,283,445 $1,223,532 $1,212,853 $1,227,795 Less: goodwill and other intangible assets, net of deferred tax liability (376,396) (376,631) (376,883) (377,144) (377,405) Tangible common equity (non-GAAP) $918,678 $906,814 $846,649 $835,709 $850,390 Total assets $9,539,103 $9,551,526 $9,466,077 $9,252,922 $9,193,442 Less: goodwill and other intangible assets, net of deferred tax liability (376,396) (376,631) (376,883) (377,144) (377,405) Tangible assets (non-GAAP) $9,162,707 $9,174,895 $9,089,194 $8,875,778 $8,816,037 Tangible common equity to tangible assets (non-GAAP) 10.03% 9.88% 9.31% 9.42% 9.65 % Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Efficiency Ratio (non-GAAP) Noninterest expense $54,520 $56,203 $52,799 $49,633 $51,699 Net interest income $83,477 $85,109 $87,387 $88,123 $88,791 Plus: taxable equivalent adjustment 692 683 674 639 555 Net interest income (FTE) (non-GAAP) 84,169 85,792 88,061 88,762 89,346 Noninterest income 12,830 18,061 12,178 14,191 13,190 Less: net gains on sale of securities (3) — — — — Net interest income (FTE) (non-GAAP) plus noninterest income $96,996 $103,853 $100,239 $102,953 $102,536 Efficiency ratio (non-GAAP) 56.21% 54.12% 52.67% 48.21% 50.42 % The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), which ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice. Net Interest Margin Rate (NIM) (FTE) (non-GAAP) Interest income and dividend income $127,754 $126,706 $122,959 $117,333 $110,903 $103,208 $89,835 $77,599 $70,109 $71,135 Less: interest expense (44,277) (41,597) (35,572) (29,210) (22,112) (14,150) (6,037) (2,405) (2,376) (2,697) Net interest income 83,477 85,109 87,387 88,123 88,791 89,058 83,798 75,194 67,733 68,438 Plus: taxable equivalent adjustment 692 683 674 639 555 532 521 506 493 510 Net interest income (FTE) (non-GAAP) $84,169 $85,792 $88,061 $88,762 $89,346 $89,590 $84,319 $75,700 $68,226 $68,948 Net interest income (FTE) (annualized) $338,526 $340,370 $349,373 $356,022 $362,348 $355,438 $334,526 $303,633 $276,694 $273,537 Average interest-earning assets $8,801,163 $8,704,727 $8,561,578 $8,436,490 $8,372,193 $8,220,689 $8,287,889 $8,535,384 $8,747,398 $8,768,329 Net interest margin (FTE) (non-GAAP) 3.84% 3.92% 4.09% 4.22% 4.32% 4.33% 4.04% 3.56% 3.16% 3.12 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 30

2020 Excludes Fraud Net Income Excluding Nonrecurring items Net income $21,040 Nonrecurring items 58,671 Tax effect of nonrecurring items (12,321) Adjusted net income (non-GAAP) $67,390 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 Average shares outstanding - diluted 39,073 Diluted earnings per share (non-GAAP) $1.72 Return on Average Assets (ROA) (non-GAAP) Adjusted net income (non-GAAP) $67,390 Average total assets 9,152,747 Return on average assets (non-GAAP) 0.74 % Return on Average Shareholders' Equity (ROE) (non-GAAP) Adjusted net income (non-GAAP) $67,390 Average total shareholders' equity 1,169,489 Return on average shareholders' equity (non-GAAP) 5.76 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 31

1Q24 2023 2022 2021 2020 2020 Excludes Fraud Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income(1) $125,643 $144,781 $135,520 $110,343 $21,040 $21,040 Nonrecurring items — — — — — 58,671 Tax effect of nonrecurring items — — — — — (12,321) Adjusted net income (non-GAAP)(1) $125,643 $144,781 $135,520 $110,343 $21,040 $67,390 Adjusted net income (non-GAAP)(1) $125,643 $144,781 $135,520 $110,343 $21,040 $67,390 Plus: amortization of intangibles, net of tax(1) 944 1,042 1,199 1,400 2,001 2,001 Net income before amortization of intangibles(1) $126,587 $145,823 $136,719 $111,743 $23,041 $69,391 Average total shareholders' equity $1,290,514 $1,227,332 $1,181,788 $1,186,161 $1,169,489 $1,169,489 Less: average goodwill and other intangible assets, net of deferred tax liability (376,518) (377,157) (378,303) (379,612) (380,846) (380,846) Average tangible equity (non-GAAP) $913,996 $850,175 $803,485 $806,549 $788,643 $788,643 Return on average tangible shareholders’ equity (non-GAAP)(1) 13.85% 17.15% 17.02% 13.85% 2.92% 8.80 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Net Interest Margin Rate (NIM) (FTE) (Non-GAAP) Interest income and dividend income $127,754 $477,901 $340,751 $289,262 $320,464 Less: interest expense (44,277) (128,491) (24,968) (13,150) (41,076) Net interest income per consolidated statements of net income 83,477 349,410 315,783 276,112 279,388 Plus: taxable equivalent adjustment 692 2,550 2,052 2,316 3,202 Net interest income (FTE) (non-GAAP) $84,169 $351,960 $317,835 $278,428 $282,590 Average interest-earning assets $8,801,163 $8,519,775 $8,445,958 $8,649,372 $8,372,894 Net Interest Margin(1) 3.81% 4.10% 3.74% 3.19% 3.34 % Adjustment to FTE basis(1) 0.03% 0.03% 0.02% 0.03% 0.04 % Net Interest Margin (FTE) (non-GAAP)(1) 3.84% 4.13% 3.76% 3.22% 3.38 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 32 (1) 1Q24 annualized

1Q24 2023 2022 2021 2020 2020 Excludes Fraud PPNR/Average Assets (Non-GAAP) Income before taxes $39,160 $178,804 $168,930 $135,668 $21,039 Plus: provision for credit losses 2,627 17,892 8,366 16,215 131,424 Total adjusted income before taxes (non-GAAP) $41,787 $196,696 $177,296 $151,883 $152,463 Average assets $9,538,905 $9,276,256 $9,167,038 $9,375,850 $9,152,747 PPNR/Average Assets (non-GAAP)(1) 1.76% 2.12% 1.93% 1.62% 1.67 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,295,074 $1,283,445 $1,184,659 $1,206,454 $1,154,711 Less: goodwill and other intangible assets, net of deferred tax liability (376,396) (376,631) (377,673) (378,871) (380,278) Tangible common equity (non-GAAP) $918,678 $906,814 $806,986 $827,583 $774,433 Total assets $9,539,103 $9,551,526 $9,110,567 $9,488,529 $8,967,897 Less: goodwill and other intangible assets, net of deferred tax liability (376,396) (376,631) (377,673) (378,871) (380,278) Tangible assets (non-GAAP) $9,162,707 $9,174,895 $8,732,894 $9,109,658 $8,587,619 Tangible common equity to tangible assets (non-GAAP) 10.03% 9.88% 9.24% 9.08% 9.02 % Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Provision for credit losses Provision $131,424 $131,424 Less: customer fraud — (58,671) Adjusted provision for credit losses $131,424 $72,753 YTD Net loan charge-offs/YTD Average loans Net charge-offs $103,379 $103,379 Less: customer fraud — (58,671) Adjusted net charge-offs $103,379 $44,708 Total average YTD loans $7,410,462 $7,410,462 Adjusted net loan charge-offs/YTD Average loans 1.40% 0.60 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 33 (1) 1Q24 annualized

1Q24 2023 2022 2021 2020 Interest and Dividend Income Interest-bearing deposits with banks $2,066 $7,344 $2,952 $973 $515 Securities 6,744 25,207 22,449 17,432 18,060 Loans 118,493 442,675 314,774 270,460 300,960 Other earning assets 451 2,675 576 397 929 Total Interest and Dividend Income $127,754 $477,901 $340,751 $289,262 $320,464 NIM - Securities (FTE) (Non-GAAP) Interest income $6,744 $25,207 $22,449 $17,432 $18,060 Plus: taxable equivalent adjustment 54 238 431 703 951 Interest income (FTE) (non-GAAP) $6,798 $25,445 $22,880 $18,135 $19,011 Average interest-earning assets $966,703 $976,095 $1,017,471 $832,304 $764,311 Net Interest Margin(1) 2.79% 2.58% 2.21% 2.09% 2.36 % Adjustment to FTE basis(1) 0.02% 0.03% 0.04% 0.09% 0.13 % Net Interest Margin (FTE) (non-GAAP)(1) 2.81% 2.61% 2.25% 2.18% 2.49 % NIM - Loans (FTE) (Non-GAAP) Interest income $118,493 $442,675 $314,774 $270,460 $300,960 Plus: taxable equivalent adjustment 638 2,312 1,621 1,613 2,251 Interest income (FTE) (non-GAAP) $119,131 $444,987 $316,395 $272,073 $303,211 Average interest-earning assets $7,664,488 $7,363,738 $7,037,471 $7,084,649 $7,410,462 Net Interest Margin(1) 6.21% 6.01% 4.47% 3.82% 4.06 % Adjustment to FTE basis(1) 0.04% 0.03% 0.03% 0.02% 0.03 % Net Interest Margin (FTE) (non-GAAP)(1) 6.25% 6.04% 4.50% 3.84% 4.09 % NIM - Total Interest-earning Assets (FTE) (Non-GAAP) Average interest-earning assets $8,801,163 $8,519,775 $8,445,958 $8,649,372 $8,372,894 Net Interest Margin(1) 5.83% 5.61% 4.03% 3.34% 3.83 % Adjustment to FTE basis(1) 0.03% 0.03% 0.03% 0.03% 0.04 % Net Interest Margin (FTE) (non-GAAP)(1) 5.86% 5.64% 4.06% 3.37% 3.87 % The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities using the federal statutory rate of 21 percent for each period. We believe this to be the preferrred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 34 (1) 1Q24 annualized

Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer First Quarter 2024